American Beacon The London Company Income Equity Fund

Supplement Dated February 14, 2013
To the Prospectus dated December 31, 2012

The information below supplements the Prospectus dated December 31, 2012, and is in addition to any other supplements.

In the “Fund Management” section, “The Sub-Advisors” sub-section, the following is added at the end of The London Company of Virginia, LLC:

Prior Performance of Similar Accounts Managed by The London Company

The London Company has been managing equity portfolios since 1994 and began maintaining a composite of all substantially similarly managed accounts using this strategy (“Composite”) on December 31, 1999.  The performance information has been provided by The London Company and relates to the historical performance of all accounts managed by The London Company in its Composite, as measured against a broad-based market index.  The Composite and the Fund have substantially similar investment objectives, policies and strategies.

Performance information for the Fund has not been provided because the Fund commenced operations on May 29, 2012 and does not have a full calendar year of performance. The performance of the Composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund.  Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments.  In addition, the accounts included in the Composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the Composite.

The performance is shown net of the advisory fees charged by The London Company to accounts included in the Composite. Advisory fees are the only fees The London Company charged to accounts included in the Composite. The Composite has not been adjusted to reflect the higher expenses of the Fund.  If the Fund’s higher expenses were reflected, the Composite performance presented would be lower. The Composite’s rate of return includes realized and unrealized gains plus income, excluding accrued income.  Returns from cash and cash equivalents in the Composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated.

The Composite performance information is calculated in accordance with GIPS®, created and administered by the CFA Institute.  This method of calculating performance differs from the SEC’s standardized methodology that will be used to calculate the Fund’s performance and may result in an average annual total return that may be higher than that derived from the SEC’s standardized methodology.

The London Company’s Historical Performance Composite

Calendar Year Returns
Years Ended December 31

	2003	2004	2005	2006	2007
The London Company’s Composite (net of fees)	18.43%	12.60%	3.17%	19.55%	1.05%
Russell 1000 Value Index1	30.03%	16.49%	7.05%	22.25%	-0.17%

	2008	2009	2010	2011	2012
The London Company’s Composite (net of fees)	-25.50%	21.90%	13.89%	14.11%	12.33%
Russell 1000 Value Index1	-36.85%	19.69%	15.51%	0.39%	17.51%

Average Annual Returns
As of December 31, 2012

	1 Year	5 Year	10 Year	Since Inception (12/31/1999)
The London Company’s Composite (net of fees)	12.33%	5.80%	8.22%	6.52%
Russell 1000 Value Index 1	17.51%	0.59%	7.38%	4.35%

1 The Russell 1000 Value measures the performance of the large cap value segment of the U.S. equity universe.  It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

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